UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2011

THE DAVEY TREE EXPERT COMPANY

(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

We are party to a number of lawsuits, threatened lawsuits and other claims arising out of the normal course of business.

With respect to all such matters, we record an accrual for a loss contingency when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. In addition, disclosure information is provided for matters that management believes a material loss is reasonably possible.

Management has assessed all such matters, including those described below, based on current information and made a judgment concerning their potential outcome, giving due consideration to the nature of the claim, the amount and nature of damages sought and the probability of success. Management’s judgment is made subject to the known uncertainty of litigation and management’s judgment as to estimates made may prove materially different from actual results.

California Fire Litigation: San Diego County--Davey Tree Surgery Company, a subsidiary of The Davey Tree Expert Company, and Davey Resource Group, a division of The Davey Tree Expert Company (collectively, “Davey”), have previously been sued, together with San Diego Gas & Electric Company (“SDG&E”) and its parent company, Sempra Energy, as defendants, and as cross-defendants in cross-complaints filed by SDG&E, in the Superior Court of the State of California in and for the County of San Diego, arising out of a wildfire in San Diego County that started on October 22, 2007, referred to as the Rice Canyon fire.  The California Department of Forestry and Fire Protection issued a report concluding that the Rice Canyon fire was caused by SDG&E power lines and burned approximately 9,472 acres and damaged approximately 206 homes, two commercial properties and 40 outbuildings.  The Consumer Protection and Safety Division of the California Public Utilities Commission issued a report concluding that the Rice Canyon Fire was caused when a specific sycamore tree limb broke during Santa Ana wind conditions and fell on SDG&E’s energized overhead conductors, causing the conductors to break.

Numerous lawsuits related to the Rice Canyon fire were filed against SDG&E, its parent company, Sempra Energy, and Davey.  The earliest of the lawsuits naming Davey was filed on April 18, 2008.  The court ordered that the lawsuits be organized into the four groups based on the type of plaintiff, namely; insurance subrogation claimants, individual/business claimants, governmental claimants, and plaintiffs seeking class certification.  Plaintiffs’ motions seeking class certification have since been denied.  SDG&E has filed cross-complaints against Davey for contractual indemnity, declaratory relief, and breach of contract.  SDG&E has reportedly settled many of the third-party claims, and is now actively asserting damage claims against Davey.

Davey has notified its insurers of the Rice Canyon fire claims, is vigorously defending the third-party claims, and continues to work with the insurers both to defend the claims and to ensure coverage of any potential liabilities.

At this time, Davey believes that insurance coverage and recorded accruals are sufficient to provide for losses related to these potential liabilities.

However, due to the nature and extent of these claims, an adverse result in these proceedings leading to a loss in excess of Davey’s available insurance coverage could have a material and adverse effect on Davey’s business, financial condition, results of operations and cash flows. Adverse results, even if within the limits of Davey’s available insurance coverage, could materially and adversely (a) affect Davey’s ability to obtain comparable insurance in the future, or, (b) if such insurance were obtainable, affect the policy limits, premiums, self-insured retentions and other terms and conditions thereof.

Ely v. Davey Tree Surgery Company--Davey Tree Surgery Company, a subsidiary of The Davey Tree Expert Company, has been named in a purported class-action lawsuit in the State of California filed on July 15, 2008 in the Superior Court of the State of California in and for the County of Alameda. The Plaintiffs allege on behalf of themselves and a putative class that Davey Tree Surgery Company has failed to comply with California law concerning off-duty meal periods and the required content of paycheck stubs.

The Plaintiffs allege that they and the putative “meal periods” class have not been provided with uninterrupted, duty-free 30-minute meal periods. In addition, Plaintiffs allege that because they were supposedly made to work during their meal breaks, Davey Tree Surgery Company violated California’s minimum wage law because they and the putative class members were not paid minimum wage for their alleged work during meal breaks. Plaintiffs also contend Davey Tree Surgery Company violated California law by not including the time they and the putative “wage statement” class members worked during their meal periods, their hourly rates of pay and number of hours worked at each hourly rate on their paycheck stubs.

The Court granted Plaintiffs’ motion for class certification and certified both the meal periods class and the wage statements class; some individuals are members of both classes, while others are members of only one class. A trial is scheduled for January 30, 2012.

At this time, it is not reasonably possible to evaluate the likelihood of a favorable or unfavorable outcome to this matter or to estimate the amount or range of potential loss, if any. However, any potential losses from claims of this nature would not be insured, and therefore an adverse result could have a negative effect on Davey’s business, financial condition, results of operations and cash flows which could be material. We intend to vigorously defend ourselves against this lawsuit, and we believe that our defenses against these claims are meritorious.

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This current report contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements may be identified by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue" or the negative of these terms or other comparable terminology. Forward-looking statements are not guarantees of performance.  They involve risks, uncertainties and assumptions.  Future results may differ materially from those expressed in the forward-looking statements.  Forward-looking statements are necessarily based upon various assumptions involving judgments with respect to the future and other risks, including, among others: local, regional, national and international economic, competitive, political, legislative and regulatory conditions and developments.

These risks and uncertainties are further discussed in the reports that The Davey Tree Expert Company has filed with the Securities and Exchange Commission (the “SEC”).  These reports are available through the EDGAR system free-of-charge on the SEC’s website at http://www.sec.gov and via hyperlink to the SEC’s website on The Davey Tree Expert Company’s web site at http://www.davey.com.

We are under no duty to update any of the forward-looking statements after the date of this current report on Form 8-K to conform these statements to actual future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:  /s/ David E. Adante
David E. Adante
Executive Vice President, Chief Financial Officer
and Secretary
(Principal Financial Officer)

Date: April 15, 2011